                                                                      EXHIBIT 99

                          (THE BANC CORPORATION LOGO)

           THE BANC CORPORATION ANNOUNCES FOURTH QUARTER 2005 RESULTS

     BIRMINGHAM, ALABAMA, JANUARY 23, 2006: The Banc Corporation (NASDAQ-NMS:
TBNC) announced today its 2005 fourth quarter results of operations. The Banc Corporation reported net income for the quarter ended December 31, 2005 of $1,196,000, compared to a net loss of $275,000 for the quarter ended December 31, 2004.

     CEO Stan Bailey stated, "During 2005, The Banc Corporation successfully addressed the major priorities established by the new management team - transaction deposit growth, wholesale funding reduction, improved credit quality, recruitment of experienced bankers and new investments in key growth markets in northeast Alabama and Florida. These successes are reflected in a 37% enhancement in shareholder value since year-end 2004 and will continue to be our primary areas of emphasis in 2006 and beyond."

     Net income (loss) per common share for the three- and twelve-month periods ended December 31, 2005 and 2004 was as follows:

                                                        For the Three- Month       For the Twelve- Month
                                                            Period Ended                Period Ended
                                                            December 31,                December 31,
                                                     (In thousands, except per   (In thousands, except per
                                                            share data)                 share data)
                                                     -------------------------   -------------------------
                                                           2005     2004                2005     2004
                                                          ------   ------             -------   ------
Net income (loss)                                         $1,196   $ (275)            $(6,115)  $1,187
Less:
   Preferred stock dividends                                  --      228                 305      446
   Effect of early conversion of preferred stock              --       --               2,006       --
                                                          ------   ------             -------   ------
Net income (loss) available to common stockholders        $1,196   $ (503)            $(8,426)  $  741
                                                          ======   ======             =======   ======
Net income (loss) per common share
   Basic                                                  $ 0.06   $(0.03)            $ (0.44)  $ 0.04
   Diluted                                                $ 0.06   $(0.03)            $ (0.44)  $ 0.04

     The Corporation provided $750,000 to the allowance for loan losses during the fourth quarter. Net charge-offs for the fourth quarter were $763,000. The allowance for loan losses at December 31, 2005 was $12.0 million, or 1.25% of loans, net of unearned income, compared to $12.5 million, or 1.34% of loans, net of unearned income, at December 31, 2004. Non-performing assets ("NPAs") declined to 0.68% of total loans plus NPAs as of December 31, 2005, compared to 1.32% of total loans plus NPAs as of December 31, 2004.

     At December 31, 2005, The Banc Corporation had total assets of $1.416 billion, compared to $1.423 billion at December 31, 2004. Loans, net of unearned income, increased $28 million, or 3.04%, to $963 million at December 31, 2005 from $935 million at December 31, 2004. Investment securities decreased $46 million, or 15.9%, to $243 million at December 31, 2005 from $288 million at December 31, 2004. Deposits decreased 2.14%, to $1.044 billion at December 31, 2005 from $1.067 billion at December 31, 2004. These changes reflect the Corporation's continued strategy of deleveraging its balance sheet and focusing on deposit and loan mix realignment, as well as reduction of its brokered certificates of deposit portfolio, which management expects will continue to improve net interest margin. Net interest margin increased to 3.26% for the three-month period ended December 31, 2005 from 3.06% for the three-month period ended September 30, 2005. Stockholders' equity increased $4.2 million, or 4.2%, to $104.7 million at December 31, 2005 from $100.5 million at December 31, 2004.

     Recently, there has been considerable discussion within the accounting profession of the proper way to account for certain derivative instruments under Statement of Financial Accounting Standards No. 133 ("SFAS 133"), including interest rate swaps commonly used by financial institutions to hedge their interest rate exposure with respect to brokered certificates of deposit. The Corporation has entered into such swap arrangements from time to time, and has historically accounted for these swaps using an abbreviated method of fair value hedge accounting under SFAS 133, known as the "short-cut" method, which assumes that the hedging transactions are effective.

     However, in light of recent informal technical interpretations of accounting for these instruments, the Corporation has determined that these swaps may not have qualified for the short-cut method in prior periods because the related certificates-of-deposit broker placement fee caused the swap not to have a fair value of zero at inception, which is a requirement for use of the short-cut method under SFAS 133. Therefore, after discussions with its independent registered public accounting firm, the Corporation has concluded that any fluctuations in the market value of these interest rate swaps should have been recorded through the Corporation's income statement. Accordingly, while the Corporation believes that the swaps have been and will continue to be highly effective hedges, the Corporation will be amending its previously reported results for the first three quarters of 2005 to reflect the Corporation's determination that such swaps did not qualify for hedge accounting under SFAS 133. The cumulative impact of this revised treatment reduced earnings by $625,000, or $.03 per share, for the year ended 2005. The change had no impact on the Corporation's cash flows and no material impact to prior years. The year-end and fourth quarter results of 2005 reported below reflect such revised treatment of the swaps. The Corporation has re-designated these interest-rate swaps as fair value hedges under the "long-haul" method in order to qualify them under SFAS 133 for fair value hedge accounting in future periods.

     The Banc Corporation is a $1.416 billion community bank holding company headquartered in Birmingham, Alabama. The principal subsidiary of The Banc Corporation is Superior Bank, a southeastern community federal savings bank. Superior Bank has twenty-six branches, with nineteen locations throughout the state of Alabama and seven locations along Florida's eastern panhandle. Superior Bank also has loan production offices in Montgomery, Alabama, Tallahassee, Florida and Panama City, Florida.

     Statements in this document that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and
Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation.

     The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

     More information on The Banc Corporation and its subsidiaries may be obtained over the Internet, http://www.superiorbank.com or by calling 1-877-326-BANK (2265).

FOR MORE INFORMATION CONTACT:

Company Contact: Rick Gardner, Chief Operating Officer, (205) 327-3616, or Chris Gossett, Chief Accounting Officer, (205) 327-3514

                      THE BANC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                               AS OF DECEMBER 31,
                                                                            -----------------------
                                                                                2005        2004
                                                                            -----------  ----------
                                                                            (UNAUDITED)
ASSETS
Cash and due from banks                                                     $   35,088   $   23,489
Interest bearing deposits in other banks                                         9,772       11,411
Federal funds sold                                                                  --       11,000
Investment securities available for sale                                       242,595      288,308
Mortgage loans held for sale                                                    21,355        8,095
Loans, net of unearned income                                                  963,253      934,868
Less: Allowance for loan losses                                                (12,011)     (12,543)
                                                                            ----------   ----------
      Net loans                                                                951,242      922,325
                                                                            ----------   ----------
Premises and equipment, net                                                     56,017       60,434
Accrued interest receivable                                                      7,081        6,237
Stock in FHLB and Federal Reserve Bank                                          10,966       11,787
Cash surrender value of life insurance                                          39,169       38,369
Other assets                                                                    42,521       41,673
                                                                            ----------   ----------
      TOTAL ASSETS                                                          $1,415,806   $1,423,128
                                                                            ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
   Noninterest-bearing                                                      $   92,342   $   89,487
   Interest-bearing  brokered certificates of deposit                          145,142      203,917
   Interest-bearing other deposits                                             806,877      773,802
                                                                            ----------   ----------
      TOTAL DEPOSITS                                                         1,044,361    1,067,206

Advances from FHLB                                                             181,090      156,090
Federal funds borrowed and security repurchase agreements                       33,406       49,456
Long-term debt                                                                   3,755        3,965
Junior subordinated debentures owed to unconsolidated subsidiary trusts         31,959       31,959
Accrued expenses and other liabilities                                          16,499       13,913
                                                                            ----------   ----------
      TOTAL LIABILITIES                                                      1,311,070    1,322,589

Stockholders' Equity
   Convertible preferred stock, par value $.001 per share;
      authorized 5,000,000 shares; shares issued and
      outstanding 62,000 at December 31, 2004                                       --           --
   Common stock, par value $.001 per share; authorized 35,000,000 shares;
      shares issued 20,221,456 and 18,025,932, respectively;
      outstanding 19,980,261 and 17,749,846, respectively                           20           18
   Surplus - preferred                                                              --        6,193
           - common stock                                                       87,980       68,428
   Retained earnings                                                            21,164       29,591
   Accumulated other comprehensive loss                                         (2,544)      (1,094)
   Treasury stock, at cost                                                        (341)        (390)
   Unearned ESOP stock                                                          (1,543)      (1,758)
   Unearned restricted stock                                                        --         (449)
                                                                            ----------   ----------
      TOTAL STOCKHOLDERS' EQUITY                                               104,736      100,539
                                                                            ----------   ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $1,415,806   $1,423,128
                                                                            ==========   ==========

                      THE BANC CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED       YEAR ENDED
                                                                    DECEMBER 31          DECEMBER 31
                                                                ------------------   ------------------
                                                                   2005      2004      2005       2004
                                                                 -------   -------   --------   -------
INTEREST INCOME
Interest and fees on loans                                       $17,364   $14,682   $ 63,895   $56,184
Interest on investment securities
   Taxable                                                         2,843     2,805     11,632     8,897
   Exempt from Federal income tax                                     67        55        246       143
Interest on federal funds sold                                       106        95        460       202
Interest and dividends on other investments                          278       181      1,047       734
                                                                 -------   -------   --------   -------
   Total interest income                                          20,658    17,818     77,280    66,160

INTEREST EXPENSE
Interest on deposits                                               8,004     5,547     27,915    19,188
Interest on FHLB advances and other borrowings                     1,828     1,724      7,493     6,356
Subordinated debentures                                              731       674      2,847     2,579
                                                                 -------   -------   --------   -------
   Total interest expense                                         10,563     7,945     38,255    28,123
                                                                 -------   -------   --------   -------
      NET INTEREST INCOME                                         10,095     9,873     39,025    38,037
Provision for loan losses                                            750       975      3,500       975
                                                                 -------   -------   --------   -------
      NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          9,345     8,898     35,525    37,062

NONINTEREST INCOME
Service charges and fees on deposits                               1,234       890      4,960     5,204
Mortgage banking income                                              657       414      2,558     1,664
Investment security gains (losses)                                    29      (498)      (948)      (74)
Change in fair value of derivatives                                 (143)       --       (992)       --
Gain on sale of branches                                              --        --         --       739
Increase in cash surrender value of life insurance                   413       431      1,544     1,643
Insurance proceeds                                                   114        --      5,114        --
Other income                                                         537       733      1,794     2,090
                                                                 -------   -------   --------   -------
   TOTAL NONINTEREST INCOME                                        2,841     1,970     14,030    11,266

NONINTEREST EXPENSES
Salaries and employee benefits                                     5,727     6,099     23,104    23,481
Occupancy, furniture and equipment expense                         1,742     2,013      7,680     8,047
Management separation costs                                           65        --     15,467        --
Loss on sale of loans                                                 --        33         --     2,293
Other operating expenses                                           3,243     3,707     14,369    14,116
                                                                 -------   -------   --------   -------
   TOTAL NONINTEREST EXPENSES                                     10,777    11,852     60,620    47,937
                                                                 -------   -------   --------   -------
      Income(loss) before income taxes                             1,409      (984)   (11,065)      391

INCOME TAX EXPENSE(BENEFIT)                                          213      (709)    (4,950)     (796)
                                                                 -------   -------   --------   -------
      NET INCOME(LOSS)                                             1,196      (275)    (6,115)    1,187
      Preferred stock dividends                                       --       228        305       446
      Effect of early conversion of preferred stock                   --        --      2,006        --
                                                                 -------   -------   --------   -------
      NET INCOME(LOSS) AVAILABLE TO COMMON SHAREHOLDERS          $ 1,196   $  (503)  $ (8,426)  $   741
                                                                 =======   =======   ========   =======
BASIC NET INCOME(LOSS) PER COMMON SHARE                          $  0.06   $ (0.03)  $  (0.44)  $  0.04
                                                                 =======   =======   ========   =======
DILUTED NET INCOME(LOSS) PER COMMON SHARE                        $  0.06   $ (0.03)  $  (0.44)  $  0.04
                                                                 =======   =======   ========   =======
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                        19,847    17,603     19,154    17,583
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, ASSUMING DILUTION     20,541    17,603     19,154    17,815

                              THE BANC CORPORATION
                  UNAUDITED SUMMARY CONSOLIDATED FINANCIAL DATA
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            As of and for the Three-Months   As of and for the Twelve-Months
                                                                   Ended December 31,               Ended December 31,
                                                            ------------------------------   -------------------------------
                                                                  2005            2004             2005            2004
                                                            ---------------   ------------   --------------   --------------
SELECTED AVERAGE BALANCES :
Total assets                                                  $1,389,860      $1,401,186        $1,403,189    $1,296,574
Loans, net of unearned income                                    958,077         931,265           947,212       894,406
Investment securities                                            247,396         263,940           262,595       207,864
Total interest-earning assets                                  1,234,594       1,236,520         1,246,830     1,150,361
Noninterest-bearing deposits                                      94,645          95,476            93,564        88,695
Interest-bearing deposits                                        968,762         954,651           972,915       881,799
Advances from FHLB                                               150,057         156,090           147,145       155,994
Federal funds borrowed and security repurchase agreements         22,097          47,871            25,226        25,226
Junior subordinated debentures owed to
   unconsolidated subsidiary trusts                               31,959          31,959            31,959        31,959
Total interest-bearing liabilities                             1,174,403       1,192,325         1,192,171     1,096,810
Stockholders' Equity                                             103,928         101,755           101,804       100,915

PER SHARE DATA:
Net income (loss) - basic (1)                                 $     0.06      $    (0.03)       $    (0.44)   $     0.04
                  - diluted (1)(2)                            $     0.06      $    (0.03)       $    (0.44)   $     0.04
Weighted average common shares outstanding - basic                19,847          17,603            19,154        17,583
Weighted average common shares outstanding - diluted (2)          20,541          17,603            19,154        17,815
Common book value per share at period end                     $     5.24      $     5.31        $     5.24    $     5.31
Tangible common book value per share at period end            $     4.64      $     4.62        $     4.64    $     4.62
Preferred shares outstanding at period end                            --              62                --            62
Common shares outstanding at period end                           19,980          17,750            19,980        17,750

PERFORMANCE RATIOS AND OTHER DATA:
Return on average assets(3)                                         0.34%          (0.08)%           (0.44)%        0.09%
Return on average stockholders' equity(3)                           4.57           (1.08)            (6.01)         1.18
Net interest margin(3)(4)(5)                                        3.26            3.19              3.14          3.31
Net interest spread(3)(5)(6)                                        3.08            3.09              3.00          3.20
Noninterest income to average assets(3)(7)                          0.81            0.70              0.77          0.82
Noninterest expense to average assets(3)(8)                         3.06            3.36              3.19          3.52
Efficiency ratio (9)                                               82.28           94.60             87.99         91.72
Average loan to average deposit ratio                              90.42           88.68             88.82         92.16
Average interest-earning assets to average
   interest bearing liabilities                                   105.13          103.71            104.58        104.88
Intangible assets (10)                                        $   11,876      $   12,376        $   11,876    $   12,376

ASSETS QUALITY RATIOS:
Nonaccrual loans                                              $    4,550      $    6,344        $    4,550    $    6,344
Accruing loans 90 days or more delinquent                             49             431                49           431
Other real estate owned                                            1,842           4,906             1,842         4,906
Net loan charge-offs                                                 763           1,240             4,032        13,606
Allowance for loan losses to nonperforming loans                  252.76%         169.36%           252.76%       169.36%
Allowance for loan losses to loans, net of unearned
   income                                                           1.25            1.34              1.25          1.34
Nonperforming assets("NPA") to loans plus NPA's,
   net of unearned income                                           0.68            1.32              0.68          1.32
Nonaccrual loans to loans, net of unearned
   income                                                           0.47            0.68              0.47          0.68
Net loan charge-offs to average loans(3)                            0.32            0.53              0.43          1.52
Net loan charge-offs as a percentage of:
   Provision for loan losses                                      101.73          127.18            115.20      1,395.49
   Allowance for loan losses(3)                                    25.20           39.33             33.57        108.47

(1)-Earnings per share for the twelve-month period ended December 31, 2005 has been calculated on net loss adjusted for preferred stock dividends of $305,000 and the effect of the preferred stock conversion totaling $2,006,000. Earning per share for the three- and twelve month periods ended December 31, 2004 has been calculated on net income adjusted for preferred stock dividends of $228,000 and 446,000, respectively.

(2)-Common stock equivalents ("CSE's") of 1,002,493 were not included in computing diluted earnings per share for the twelve- month period ended December 31, 2005. CSE's of 1,084,139 and 775,000 were not included for the three- and twelve-month periods ended December 31, 2004, respectively. These CSE's were not included because their effects were anti-dilutive.

(3)-Annualized for the three- and twelve-month periods ended December 31, 2005 and 2004.

(4)-Net interest income divided by average earning assets.

(5)-Calculated on a taxable equivalent basis.

(6)-Yield on average interest-earning assets less rate on average interest-bearing liabilities.

(7)-Noninterest income has been adjusted for certain nonrecurring items such as gain on sale of branches, insurance proceeds, change in fair value of derivatives and investment security gains(losses).

(8)-Noninterest expense has been adjusted for certain nonrecurring items such as loss on sale of assets and management separation costs.

(9)-Efficiency ratio is calculated by dividing noninterest expense, adjusted for management separation costs, losses on other real estate and the loss on sale of assets, by noninterest income, adjusted for gain on sale of branches, insurance proceeds, changes in fair values of derivatives and investment security gains (losses), plus net interest income on a fully tax equivalent basis.

(10)-Intangible assets consist of goodwill of $10,122,000 and core deposit intangibles, net of amortization, of $1,754,000.